Exhibit 99.1

ALTA MESA HOLDINGS, LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDTAED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements and explanatory notes give effect to the sale of certain oil and natural gas properties by Alta Mesa Holdings, LP (“Alta Mesa,” “we,” “us”), located in our Hilltop field in East Texas to Cubic Energy, Inc., (“Cubic”) on September 30, 2013.

The unaudited pro forma condensed consolidated financial statements and explanatory notes are based on the estimates and assumptions set forth in the explanatory notes. The unaudited pro forma condensed consolidated financial statements have been prepared utilizing our historical consolidated financial statements, and should be read in conjunction with the historical consolidated financial statements and notes thereto.

The unaudited pro forma consolidated statements of operations have been prepared as if the sale transaction had been consummated on January 1, 2012. The unaudited condensed consolidated balance sheet has been prepared as if the sale transaction had been consummated June 30, 2013.

The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only, are based on certain assumptions that we believe are reasonable, and do not purport to represent our financial condition or our results of operations had the business combinations occurred on the dates noted above or to project the results for any future date or period. In the opinion of management, all adjustments have been made that are necessary to present fairly the unaudited pro forma condensed consolidated financial information.

The unaudited pro forma condensed consolidated financial statements and explanatory notes are based on the estimates and assumptions set forth in the explanatory notes.

ALTA MESA HOLDINGS, LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

BALANCE SHEETS

			Pro Forma
	June 30,	Pro forma	June 30,
	2013	Adjustments	2013

	(in thousands)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$7,766	$19,000	$26,766
Restricted cash	—	—	—
Accounts receivable, net	46,506	—	46,506
Other receivables	4,564	—	4,564
Prepaid expenses and other current assets	4,346	—	4,346
Derivative financial instruments	20,067	—	20,067
TOTAL CURRENT ASSETS	83,249	19,000	102,249
PROPERTY AND EQUIPMENT
Oil and natural gas properties, successful efforts method, net	723,575	(19,514)	704,061
Other property and equipment, net	16,514	—	16,514
TOTAL PROPERTY AND EQUIPMENT, NET	740,089	(19,514)	720,575
OTHER ASSETS
Investment in Partnership — cost	9,000	—	9,000
Deferred financing costs, net	12,276	—	12,276
Derivative financial instruments	16,934	—	16,934
Advances to operators	1,630	—	1,630
Deposits and other assets	1,790	—	1,790
TOTAL OTHER ASSETS	41,630	—	41,630
TOTAL ASSETS	$864,968	$(514)	$864,454
LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)
CURRENT LIABILITIES
Accounts payable and accrued liabilities	$102,365	$—	$102,365
Current portion, asset retirement obligations	2,587	—	2,587
Derivative financial instruments	616	—	616
TOTAL CURRENT LIABILITIES	105,568	—	105,568
LONG-TERM LIABILITIES
Asset retirement obligations, net of current portion	47,161	(553)	46,608
Long-term debt	691,613	—	691,613
Notes payable to founder	22,722	—	22,722
Other long-term liabilities	2,390	—	2,390
TOTAL LONG-TERM LIABILITIES	763,886	(553)	763,333
TOTAL LIABILITIES	869,454	(553)	868,901
PARTNERS’ CAPITAL (DEFICIT)	(4,486)	39	(4,447)
TOTAL LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)	$864,968	$(514)	$864,454

See notes to the unaudited pro forma condensed consolidated financial statements.

ATLA MESA HOLDINGS, LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

		Pro forma	Pro Forma
	Dec 31, 2012	Adjustments	Dec 31, 2012

		(in thousands)
REVENUES
Natural gas, oil and natural gas liquids	$332,166	$(4,479)	$327,687
Other	4,567	—	4,567
	336,733	(4,479)	332,254
Unrealized loss — oil and natural gas derivative contracts	(17,434)	—	(17,434)
TOTAL REVENUES	319,299	(4,479)	314,820
EXPENSES
Lease and plant operating expense	69,047	(1,706)	67,341
Production and ad valorem taxes	23,485	(49)	23,436
Workover expense	12,740	(408)	12,332
Exploration expense	21,912	—	21,912
Depreciation, depletion, and amortization expense	109,252	(5,123)	104,129
Impairment expense	96,227	(8,971)	87,256
Accretion expense	1,813	(23)	1,790
General and administrative expense	40,222	—	40,222
TOTAL EXPENSES	374,698	(16,280)	358,418
INCOME (LOSS) FROM OPERATIONS	(55,399)	11,801	(43,598)
OTHER INCOME (EXPENSE)
Interest expense, net	(41,833)	—	(41,833)
Litigation settlement	1,250	—	1,250
TOTAL OTHER INCOME (EXPENSE)	(40,583)	—	(40,583)
(LOSS) BEFORE INCOME TAXES	(95,982)	11,801	(84,181)
PROVISION FOR STATE INCOME TAXES	107	—	107
NET (LOSS)	$(95,875)	$11,801	$(84,074)

See notes to the unaudited pro forma condensed consolidated financial statements.

ALTA MESA HOLDINGS, LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE  30, 2013

		Pro forma	Pro Forma
	June 30, 2013	Adjustments	June 30, 2013
		(in thousands)
REVENUES
Natural gas, oil and natural gas liquids	$191,091	$(2,488)	$188,603
Other	1,158	—	1,158
	192,249	(2,488)	189,761
Unrealized gain — oil and natural gas derivative contracts	1,050	—	1,050
TOTAL REVENUES	193,299	(2,488)	190,811
EXPENSES
Lease and plant operating expense	33,650	(1,192)	32,458
Production and ad valorem taxes	13,196	(6)	13,190
Workover expense	8,585	—	8,585
Exploration expense	8,866	—	8,866
Depreciation, depletion, and amortization expense	52,880	(1,471)	51,409
Impairment expense	26,546	—	26,546
Accretion expense	892	(14)	878
Loss on sale of assets	1,190	—	1,190
General and administrative expense	18,761	—	18,761
TOTAL EXPENSES	164,566	(2,683)	161,883
INCOME FROM OPERATIONS	28,733	195	28,928
OTHER INCOME (EXPENSE)
Interest expense, net	(26,851)	—	(26,851)
TOTAL OTHER INCOME (EXPENSE)	(26,851)	—	(26,851)
INCOME BEFORE INCOME TAXES	1,882	195	2,077
PROVISION FOR STATE INCOME TAXES	—	—	—
NET INCOME	$1,882	$195	$2,077

See notes to the unaudited pro forma condensed consolidated financial statements.

ALTA MESA HOLDINGS, LP

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDTAED FINANCIAL STATEMENTS

1.	Description of the transactions

On September 30, 2013 we closed a transaction to affect the sale of certain of our oil and natural gas properties in East Texas, comprising a portion of our Hilltop field (“Hilltop divestiture”).  The properties sold were producers of dry natural gas in Leon County, Texas.  As of June 30, 2013, estimated reserves associated with these properties were 11.2 Bcfe.  A total of $19.0 million in cash was received (net of costs of the sale), and approximately $0.6 million in liabilities were assumed by the buyer, Cubic Oil, Inc.  The purchase and sale agreement provides for customary adjustments to the purchase price for revenues and expenses incurred after the effective date of July 1, 2013.    Cash received was utilized for general corporate purposes.

2.	Basis of Presentation

The unaudited pro forma condensed consolidated financial information was prepared under the existing U.S. GAAP standards, which are subject to change and interpretation and was based on the historical consolidated financial statements of Alta Mesa.

The pro forma adjustments to historical financial information are based on currently available information and certain estimates and assumptions and therefore the actual effects of this transaction will differ from the pro forma adjustments.

3.  Adjustments and Assumptions to the Unaudited Pro Forma Condensed Consolidated Balance Sheets

The pro forma balance sheet is prepared assuming the transaction had occurred on June 30, 2013.  Expenses of the transaction were estimated based on the best available information.

Sales proceeds from the Hilltop divestiture are allocated as follows:

Hilltop
Divestiture
(in thousands)
Sale price, in cash	$19,400
Add: disposition of asset retirement obligations	553
Less: estimated expenses of sale	(400)
Sale price, net	19,553

Proved oil and natural gas properties	50,871
Accumulated depreciation, depletion and amortization	(31,357)
Proved oil and natural gas properties, net	19,514
Gain on sale of asset	39
Total	$19,553

4.	Adjustments and Assumptions to the Unaudited Pro Forma Condensed Consolidated Statements of Operations

The pro forma statement of operations was prepared assuming the transaction occurred on January 1, 2012.